Registration No. 333-_______________

    As filed with the Securities and Exchange Commission on October 31, 2000

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

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                                eDiets.com, Inc.
             (Exact name of registrant as specified in its charter)

                  Delaware                               56-0952883
        (State or other jurisdiction                  (I.R.S. Employer
      of incorporation or organization             Identification Number)

         3467 W. Hillsboro Boulevard                   (954) 360-9022
       Deerfield Beach, Florida 33442            (Telephone number, including
      (Address, including zip code, of             area code, of registrant's
   registrant's principal executive offices)      principal executive offices)

                                eDiets.com, Inc.
                                STOCK OPTION PLAN
                            (Full title of the plan)

                   David J. Schofield, Chief Executive Officer
                                eDiets.com, Inc.
                           3467 W. Hillsboro Boulevard
                         Deerfield Beach, Florida 33442
                                 (954) 360-9022
  (Name, address, including zip code and telephone number, including area code, of agent for service)

                                    Copy to:
                                 Mark A. Pachman
                   Nason, Yeager, Gerson, White & Lioce, P.A.
                   1645 Palm Beach Lakes Boulevard, Suite 1200
                         West Palm Beach, Florida 33401
                                 (561) 686-3307

                         CALCULATION OF REGISTRATION FEE
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                                                                  Proposed            Proposed
 Title of each class of securities to be     Amount to be         maximum              maximum          Amount of
               registered                   registered (1)     offering price         aggregate        registration
                                                               per share (2)       offering price (2)     fee
-------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001 per share         900,000            $1.50              $1,350,000            $356.40
-------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement includes any additional shares of the registrant's common stock that may be issued pursuant to antidilution provisions contained in the plan.

(2) Pursuant to Rule 457(h), the registration fee was computed on the basis of the average of the bid and asked price for registrant's common stock as reported on the OTC Bulletin Board on October 27, 2000.

                                     PART II

                           INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT

         The contents of the Form S-8 Registration Statement under the Securities Act of 1933, File No. 333-40024, which was filed with the Commission on June 23, 2000 is incorporated by reference in this S-8 Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Deerfield Beach, State of Florida, on the 31st day of October, 2000.

                                            eDiets.com, Inc.

                                            By: /s/ David J. Schofield
                                               -----------------------
                                               David J. Schofield
                                               Chief Executive Officer

                                POWER OF ATTORNEY

         Know all men by these presents, that each person whose signature appears below constitutes and appoints David J. Schofield, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including this capacity as a director and/or officer of eDiets.com, Inc.) to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney on the 31st day of October, 2000.

SIGNATURE                           TITLE                                               DATE

 /s/ David J. Schofield
----------------------------        President and Chief Executive Officer (Principal
David J. Schofield                  Executive Officer)                                  October 31, 2000


 /s/ David R. Humble
----------------------------
David R. Humble                     Chairman of the Board                               October 31, 2000


 /s/ Robert T. Hamilton
----------------------------        Chief Financial Officer (Principal Financial
Robert T. Hamilton                  Accounting Officer)                                 October 31, 2000


 /s/ Isaac Kier
----------------------------
Isaac Kier                          Director                                            October 31, 2000


----------------------------
Matthew Gohd                        Director                                            October __, 2000


 /s/ James M. Meyer
----------------------------
James M. Meyer                      Director                                            October 31, 2000


----------------------------
Lee S. Isgur                        Director                                            October __, 2000

                                  EXHIBIT INDEX

   Exhibit
    Number                              Description of Exhibit
    ------                              ----------------------

      4.1       Restated Certificate of Incorporation of eDiets.com, Inc. (1)

      4.2       By-Laws of eDiets.com, Inc. (1)

      4.3       Stock Option Plan (1)

      4.4       First Amendment to the Stock Option Plan (2)

      4.5       Second Amendment to the Stock Option Plan (2)

      5         Opinion of Nason, Yeager, Gerson, White & Lioce, P.A.

     23.1       Consent of Ernst & Young LLP - eDiets.com, Inc.

     23.2       Consent of Ernst & Young LLP - Olas, Inc.

     23.3 Consent of Nason, Yeager, Gerson, White & Lioce, P.A. (contained in Exhibit 5 hereto)

     24         Powers of Attorney (contained on the signature page hereto)

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(1)      Incorporated by reference from the registrant's Registration Statement on Form SB-2 (No. 333-93971) originally filed with the Securities and Exchange Commission on December 30, 1999.

(2) Incorporated by reference from the registrants Form 10 QSB for the quarter ended September 30, 2000 as filed with the Securities and Exchange Commission on October 30, 2000.